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                           STOCK PURCHASE AGREEMENT


                         Dated as of September 3, 1997



                                By and Between






                      PANAX PHARMACEUTICAL COMPANY, LTD.

                                      and

                               LEONARD S. JACOB

                                      AND

                      SANGEN PHARMACEUTICAL COMPANY, INC



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


                           STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT dated as of September 3, 1997 by and between PANAX PHARMACEUTICAL COMPANY, LTD., a New York corporation ("Purchaser"), and LEONARD S. JACOB, an individual ("Stockholder") AND SANGEN PHARMACEUTICAL COMPANY, INC., a Delaware corporation (the"Company").

                             W I T N E S S E T H:

         WHEREAS, the Stockholder owns 100 shares of common stock, $1.00 par value per share (the "Stock"), of the Company, being all of the outstanding shares of capital stock of the Company;

         WHEREAS, the Stockholder desires to sell, and Purchaser desires to purchase, the Stock pursuant to this Agreement; and

         WHEREAS, it is the intention of the parties hereto that, upon consummation of the purchase and sale of the Stock pursuant to this Agreement, Purchaser shall own all of the outstanding shares of capital stock of the Company.

         NOW, THEREFORE, in consideration of the recitals and of the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties hereto, hereby agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF STOCK

         1.1. Purchase and Sale of Stock. Subject to the terms and conditions herein stated, the Stockholder agrees to sell, assign, transfer and deliver the Stock to Purchaser on the Closing Date (as defined in Section 1.3 below), and Purchaser agrees to purchase the Stock from the Stockholder on the Closing Date.

         1.2. Purchase Price. In consideration for the purchase by Purchaser of the Stock, Purchaser shall deliver to Stockholder on the Closing Date the Common Stock Purchase Option in the form of Exhibit A attached hereto (the "Purchase Option"), duly executed by the Purchaser. Purchaser shall have the right to repurchase the right to acquire up to 900,000 shares represented by the Purchase Option, based on the terms and conditions more fully set forth in the Employment Agreement attached hereto as Exhibit B.

         1.3. Closing. Closing shall be held on October 31, 1997 at the offices of Todtman, Nachamie, Hendler & Spizz, P.C. 425 Park Avenue, New York, NY 10022 at 10:00 a.m., or at such other date or other time and place as Purchaser and Stockholder shall agree in writing ("Closing Date").

         1.4. Possible Additional Consideration. If, on the Closing Date, Purchaser's "Fully Diluted Capitalization" shall be greater than 16,000,000 shares, then and in such event Purchaser shall issue to Stockholder at Closing options (the "Options") to purchase that number of shares of the Purchaser's Common Stock which is equal to the difference between 1,200,000 and 7.5 % of the Fully Diluted Capitalization. The exercise price of the Options shall be equal to the price at which the Purchaser's Common Stock is sold in the Offering (as that term is defined in the PPM referred to in Section 3.2 below), the Options shall be exercisable for a period of 10 years from issuance, shall be in form substantially identical to the form of Exhibit A hereto, and shall otherwise be in such form as shall be mutually satisfactory to Purchaser and Stockholder. Fully Diluted Capitalization shall have the meaning set forth in the PPM. The right to purchase all the shares subject to the Options shall be subject to Purchaser's repurchase rights as more fully set forth in the Employment Agreement attached hereto as Exhibit B.


                                  ARTICLE II

              REPRESENTATIONS OF THE STOCKHOLDER AND THE COMPANY

         The Stockholder and the Company, jointly and severally, represent, warrant and agree to and with Purchaser, as follows:

         2.1. Ownership of Stock. The Stockholder is the lawful owner of the Stock, free and clear of all liens, encumbrances, restrictions and claims of every kind; the Stockholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and convey the Stock pursuant to this Agreement; the delivery to Purchaser of the Stock pursuant to the provisions of this Agreement will transfer to Purchaser valid title thereto, free and clear of all liens, encumbrances, restrictions and claims of every kind.

         2.2. Existence and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the power to own its property and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of the properties owned or leased by the Company or the nature of the business conducted by the Company makes such qualification necessary.

         2.3.      Capital Stock.

                  (a) The Company has an authorized capitalization consisting of 1,000 shares of common stock, $1.00 par value per share, of which 100 shares are issued and outstanding. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of the Company, other than as contemplated by this Agreement.

                  (b) The Stockholder is the record and beneficial owner of all of the issued and outstanding shares of the capital stock of the Company.

         2.4. Subsidiaries and Investments. The Company does not have, directly or indirectly, any capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust, joint venture or other entity.

         2.5. Financial Statements and No Material Changes. The Stockholder has heretofore furnished the Purchaser with the balance sheet of the Company as of June 30, 1997 (the balance sheet of the Company as at June 30, 1997 is hereinafter referred to as the "Balance Sheet"). The Balance Sheet has been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated. The Balance Sheet fairly presents the financial condition of the Company at the date thereof and, except as indicated therein, reflects all claims against and all debts and liabilities of the Company, fixed or contingent, as at the date thereof. Since June 30, 1997 (the "Balance Sheet Date") there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company except in the ordinary course of business.

         2.6. Material Contracts. Except for the agreements set forth in
Schedule 2.6 attached hereto (such agreements are hereinafter referred to as the "Allegheny Agreements"), the Company is not bound by (a) any agreement, contract or commitment relating to the employment of any person by the Company, or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan,
(b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (c) any agreement, contract or commitment relating to capital expenditures, (d) any loan or advance to, or investment in, any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or other entity (each a "Person") or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (e) any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person (other than the endorsement of negotiable instruments for collection in the ordinary course of business), (f) any management service, consulting or any other similar type contract (g) any agreement, contract or commitment limiting the freedom of the Company to engage in any line of business or to compete with any Person, or (h) any agreement, contract or commitment not entered into in the ordinary course of business.

         2.7. Restrictive Documents. Neither the Company nor the Stockholder is subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which materially and adversely affects the business practices, operations or condition of the Company or any of its assets or property, or which would prevent consummation of the transactions contemplated by this Agreement, compliance by the Stockholder with the terms, conditions and provisions hereof or the continued operation of the Company's business after the date hereof or the Closing Date (as hereinafter defined) on substantially the same basis as heretofore operated or which would restrict the ability of the Company to acquire any property or conduct business in any area.

         2.8. Litigation. Except as set forth in Schedule 2.8 attached hereto, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before any governmental or other instrumentality or agency, pending, or, to the best knowledge, information and belief of the Stockholder or the Company, threatened, against or affecting the Company, or any of its properties or rights which could materially and adversely affect the right or ability of the Company to carry on its business as now conducted, or which could materially and adversely affect the condition, whether financial or otherwise, or properties of the Company. The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding which may have a material adverse effect on any of its operations, business practices or on its ability to acquire any property or conduct business in any area.

         2.9. Taxes. The Company has not filed, nor has it been required to file, any federal, state, local or foreign tax returns and tax reports. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company.

         2.10. Liabilities. The Company has no outstanding claims, liabilities or indebtedness, contingent or otherwise, except as set forth in the Balance Sheet or referred to in the footnotes thereto, other than liabilities incurred subsequent to the Balance Sheet Date in the ordinary course of business not involving borrowings by the Company.

         2.11. Compliance with Laws. The Company has materially complied with each, and is not in material violation of any, law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign, to which the Company's business, operations, assets or properties is subject (collectively, "Regulations").

         2.12. Employees; Compensation; Benefit Plans. The Company has never had any employees, has never paid compensation to any person as an employee, agent, consultant or otherwise, and has never been party to or maintained a plan which is subject to the Employee Retirement Income Security Act of 1974, as amended, or any rules of the Internal Revenue Service or the United States Department of Labor.

         2.13. Banking Arrangements. The Company has never maintained an account with a bank or other financial institution.

         2.14. Brokers. Neither the Company nor the Stockholder has made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Agreement.

         2.15. Full Disclosure. No representation or warranty by the Company or the Stockholder contained in this Article II and no statement contained in any certificate furnished or to be furnished pursuant hereto to Purchaser by or on behalf of the Company or Stockholder at or before the Closing Date or in connection with the transactions contemplated hereby contains or at the Closing Date will contain any untrue statement of a material fact, or omits or at the Closing Date will omit to state a material fact necessary to provide Purchaser with material information as to the Company and its affairs or as to the Stock.

         2.16. Copies of Documents. The Stockholder caused to be made available for inspection and copying by the Purchaser and its advisers, true, complete and correct copies of all documents referred to in this Article II or in any Schedule attached hereto.


                                  ARTICLE III

                       REPRESENTATIONS OF THE PURCHASER

         The Purchaser represents, warrants and agrees to and with the Company and the Stockholder as follows:

         3.1. Organization and Qualification; Corporate Power. Purchaser (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and (ii) has the corporate power, holds all Permits necessary, and is in all material respects entitled, to carry on its business as now being conducted. Purchaser is qualified to do business as a foreign corporation in all jurisdictions in which the location of the properties owned or leased by it or the nature of its business makes necessary such qualification, except for such jurisdictions in which the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of Purchaser (an "Purchaser Material Adverse Effect").

         3.2. Capitalization. Purchaser has the duly authorized and outstanding capitalization set forth under the caption "Capitalization" in Purchaser's Amended And Restated Confidential Private Placement Memorandum dated October 27, 1997, copies of which have been provided to the Stockholder (the "PPM"). Other than as described in the PPM, there are not outstanding any options or rights to purchase or otherwise acquire from Purchaser, or any commitment of any character of Purchaser to issue, any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or otherwise entitling any person to acquire from Purchaser, any shares of its capital stock. The currently outstanding shares of Purchaser's capital stock have been duly authorized and are validly issued, fully paid and non-assessable and have not been issued in violation of the preemptive rights (whether by statute or agreement) of any security holder of Purchaser. The shares issuable upon exercise of the Purchase Option (the "Purchase Option Shares") and the Options (the "Option Shares") will, when issued in accordance with the terms of the Purchase Option and Options, respectively, be duly authorized, validly issued and outstanding and will be fully paid and non-assessable and will not have been issued in violation of the preemptive rights (whether by statute or agreement) or any security holder of Purchaser.

         3.3. Corporate Power as to this Agreement. Purchaser has the corporate power to execute and deliver this Agreement, the Purchase Option, the Options and the Employment Agreement attached hereto as Exhibit B, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

         3.4. Authorization and Validity of Agreement. The execution and delivery of this Agreement, the Purchase Option, the Options and the Employment Agreement by Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary or appropriate corporate action. This Agreement has been duly executed and delivered by Purchaser and, assuming it constitutes a valid and binding obligation of the Company and the Stockholder, constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. The Purchase Option, the Options and the Employment Agreement, when executed and delivered, shall each have been duly executed and delivered by Purchaser and will constitute a valid and binding obligation of Purchaser enforceable against it in accordance with its terms.

         3.5. No Violation of Law or Default by Execution and Performance of this Agreement. The execution, delivery and performance of this Agreement, the Purchase Option, the Options and the Employment Agreement by Purchaser will not violate any applicable law or constitute a default by Purchaser or result in a right of acceleration, termination or similar right of any party (or will, but for the passage of time or the giving of notice, constitute a default by Purchaser or result in such a right of acceleration, termination or similar right of any party) under the Articles of Incorporation or bylaws of Purchaser or under any contract, agreement, license or instrument to which it is a party.

         3.6. Approvals and Consents. No approval, consent or authorization of, or declaration or filing with, any governmental or judicial authority or any other person is required in connection with the execution and delivery of this Agreement, the Purchase Option, the Options and the Employment Agreement by Purchaser or the performance by Purchaser of its obligations hereunder or thereunder or the consummation by Purchaser of the transactions contemplated hereby or thereby.

         3.7. No Undisclosed Liabilities. As at June 30, 1997, Purchaser had no material commitment, liability or obligation of any nature, whether due or to become due, absolute or contingent, including any liability for taxes or interest or penalties relating thereto in respect of or measured by the income of Purchaser for any period prior to such date, except to the extent reflected or reserved against in the balance sheet dated such date and included in the quarterly report on Form 10-QSB for the quarter ended such date filed by Purchaser with the U.S. Securities and Exchange Commission ("SEC") or as disclosed in the PPM or this Agreement. Purchaser does not know or have any reasonable ground to know of any basis for the assertion against Purchaser of any liability not fully reflected or reserved against in such balance sheet, except for (i) liabilities arising since the date thereof in the ordinary course of business and (ii) other liabilities disclosed in the PPM or this Agreement. The date June 30, 1997 and the Purchaser balance sheets referred to above are referred to herein, respectively, as the "Purchaser Balance Sheet Date" and the "Purchaser Balance Sheet."

         3.8. No Material Changes. Except as set forth on the Schedule of Material Changes or as otherwise described or referred to in the PPM, since the Purchaser Balance Sheet Date, there has not been:

                  (a) any change in the financial condition, assets, liabilities, business, properties or results of operations of Purchaser, except changes in the ordinary course of business, none of which individually or in the aggregate has had an Purchaser Material Adverse Effect;

                  (b) any strike, lockout or any similar event or condition of any character involving employees of Purchaser materially adversely affecting the business, financial condition or results of operations of such corporation;

                  (c) a failure by Purchaser to maintain in full force and effect all policies of insurance in effect on the Purchaser Balance Sheet Date, or any renewals or replacements thereof, or to give any notice or present any claim under any such policy when due;

                  (d) a sale or transfer by Purchaser of any of its assets or liabilities other than in the ordinary course of its business;

                  (e) any agreement or arrangement to which Purchaser is a party granting to any person any right to purchase any of the assets of Purchaser other than in the ordinary course of business; or

                  (f) any failure or refusal by Purchaser to pay any of its obligations, including obligations to vendors and persons providing goods or services to it; or

                  (g) any failure or refusal by Purchaser to make, in a timely manner, all filings and declarations with and notices to governmental authorities required to be made in connection with the conduct of its business.

         3.9. Tax Returns, Reports to Taxing Authorities, Audits and Tax Payments. Except as otherwise set forth in the Schedule of Tax Matters or as described or referred to in the PPM, Purchaser has filed with the appropriate governmental agencies, domestic and foreign, all material tax returns and reports required to be filed by it. All liabilities for taxes shown on federal, state and other tax returns filed by or on behalf of Purchaser, or arising by reason of any government review thereof, or otherwise due to be paid, have been paid or provided for in the Purchaser Balance Sheet, and all federal, state and other taxes for periods subsequent to the period covered by such returns up to the Purchaser Balance Sheet Date have been paid or reflected and reserved against in full in such balance sheet.

         3.10. Litigation. Except as set forth in the Schedule of Litigation or described or referred to in the PPM, there is no litigation, proceeding or investigation pending or, to the knowledge of Purchaser, threatened against or affecting any property of Purchaser, whether or not fully covered by insurance.

         3.11. Brokers. Purchaser has not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transactions contemplated by this Agreement.


                                  ARTICLE IV

                    CONDUCT OF BUSINESS; EXCLUSIVE DEALING

         4.1. Conduct of Business of the Company. From and after the date hereof to the Closing Date, the Stockholder shall cause the Company to conduct its operations only according to its ordinary and usual course of business. Prior to the Closing Date, except as may be first approved by the Purchaser or as is otherwise permitted or required by this Agreement, the Stockholder will cause (i) the Company's Certificate of Incorporation and By-Laws to be maintained in their form on the date of this Agreement, (ii) the Company to refrain from making any bonus, pension, retirement or insurance payment or arrangement to or with any such persons and (iii) the Company to refrain from entering into any contract or commitment.

         4.2. Exclusive Dealing. During the period from the date of this Agreement to the Closing Date, the Stockholder shall not, and shall cause the Company to refrain from taking any action to, directly or indirectly, encourage, initiate engage in discussions or negotiations with, or provide any information to, any Person, other than the Purchaser, concerning any purchase of the Stock or any merger, sale of substantial assets or similar transaction involving the Company.

         4.3. Update Schedules. The Stockholder shall promptly disclose to Purchaser any information contained in his and the Company's representations and warranties or the Schedules which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement representations and warranties of the Stockholder and the Company or the Schedules hereto for the purposes of Article V hereof, unless Purchaser shall have consented thereto in writing.


                                   ARTICLE V

                     CONDITIONS TO PURCHASER'S OBLIGATIONS

         5.1. Conditions to Purchaser's Obligations. The purchase of the Stock by Purchaser on the Closing Date is conditioned upon satisfaction, on or prior to such date, of the following conditions:

                  (a) Good Standing and Other Certificates. The Stockholder shall have delivered to the Purchaser (i) copies of the Company's charter, including all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation, (ii) a certificate from the Secretary of State or other appropriate official of their respective jurisdictions of incorporation to the effect that each of the Company is in good standing or subsisting in such jurisdiction, and (iii) a copy of the By-Laws of the Company, certified by the Secretary of the Company as being true and correct and in effect on the Closing Date.

                  (b) No Material Adverse Change. Prior to the Closing Date, there shall be no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of the Company.

                  (c) Truth of Representations and Warranties. The representations and Warranties of the Stockholder contained in this Agreement or in any Schedule attached hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and Warranties had been made on and as of such date, and the Stockholder shall have delivered to the Purchaser a certificate, dated the Closing Date, to such effect.

                  (d) Performance of Agreements. All of the agreements of the Stockholder to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and the Stockholders shall have delivered to the Purchaser a certificate, dated the Closing Date, to such effect.

                  (e) No Threatened or Pending Litigation. No suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

                  (f) Documents to be Delivered on the Closing Date. On the Closing Date, Company shall deliver to Purchaser: (i) copies of the Allegheny Agreements duly executed by all parties thereto other than Purchaser, (ii) certificates representing the Stock duly endorsed in blank by the Stockholder, and (iii) the Employment Agreement attached hereto as Exhibit B executed by Stockholder.

                  (g) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall have received copies of all such documents and other evidences as they or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                  (h) Closing of Offering. There shall have been an Initial Closing of the Offering (as those terms are defined in the PPM), which Initial Closing is intended to occur simultaneously with the Closing hereunder.


                                  ARTICLE VI

           CONDITIONS TO THE STOCKHOLDER'S AND COMPANY'S OBLIGATIONS

         6.1. Conditions to the Stockholder's and Company's Obligations. The sale of the Stock by the Stockholder on the Closing Date is conditioned upon satisfaction, on or prior to such date, of the following conditions:

                  (a) Truth of Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Purchaser shall have delivered to the Stockholder a certificate, dated the Closing Date, to such effect.

                  (b) Performance of Agreements. All of the agreements of the Purchaser to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed, and the Purchaser shall have delivered to the Stockholder a certificate, dated the Closing Date, to such effect.

                  (c) No Material Adverse Change. Prior to the Closing Date, there shall be no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of the Purchaser.

                  (d) No Threatened or Pending Litigation. No suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

                  (e) Documents to be Delivered on the Closing Date. On the Closing Date, Company shall deliver to Purchaser: (i) copies of the Allegheny Agreements duly executed by all parties thereto other than Purchaser, and the Employment Agreement attached hereto as Exhibit B executed by Purchaser.

                  (f) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Stockholder and his counsel, and the Stockholder shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                  (g) Closing of Offering. There shall have been an Initial Closing of the Offering (as those terms are defined in the PPM), which Initial Closing is intended to occur simultaneously with Closing hereunder.


                                  ARTICLE VII

                SURVIVAL OF REPRESENTATIONS; INDEMNITY; SET-OFF

         7.1. Survival of Representations. The respective representations and warranties of the Stockholder, the Company and the Purchaser contained in this Agreement or in any Schedule attached hereto shall survive the purchase and sale of the Stock contemplated hereby for one (1) year.

         7.2.      Indemnification.

                  (a) The Stockholder agrees to indemnify and hold the Purchaser and its officers, directors and agents harmless from damages, losses or expenses (including, without limitation, reasonable counsel fees and expenses) in excess of $50,000 in the aggregate, suffered or paid, directly or indirectly, through application of the Purchaser's assets, as a result of or arising out of the failure of any representation or warranty made by the Stockholder or the Company in this Agreement or in any Schedule attached hereto to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                  (b) The Purchaser agrees to indemnify and hold the Stockholder harmless from damages, losses or expenses (including, without limitation, reasonable counsel fees and expenses) in excess of $50,000, in the aggregate, suffered or paid, directly or indirectly by Stockholder, as a result of or arising out of the failure of any representation or warranty made by the Purchaser in this Agreement to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date.

                  (c) The obligations to indemnify and hold harmless pursuant to this Section 7.2 shall survive the consummation of the transactions contemplated by this Agreement.


                                 ARTICLE VIII

                                 MISCELLANEOUS

         8.1. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the Commonwealth of Pennsylvania applicable to agreements executed and to be performed solely within such Commonwealth.

         8.2. Jurisdiction; Agents for Service of Process. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the Commonwealth of Pennsylvania, or in the United States District Court for the Eastern District of Pennsylvania, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

         8.3. Press Releases. Except as required by applicable law, none of the parties hereto shall give notice to any third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby without obtaining the prior written consent of Purchaser as to the contents and manner of presentation and publication thereof, which consent shall not be unreasonably withheld.

         8.4. Waiver. The Stockholder, on the one hand, or Purchaser, on the other, may by an instrument in writing executed by them or it in the same manner as the Agreement (i) extend or waive the time for performance of any of the agreements of the others; (ii) waive any inaccuracies in representations or warranties by the other parties contained herein or in any document delivered pursuant hereto; and (iii) waive the satisfaction or fulfillment of any condition the nonsatisfaction or nonfulfillment of which is a condition to the right of the parties so waiving to refuse to Close or terminate this Agreement.

         8.5. Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         8.6. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         8.7. Headings, Gender and "Person". All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity.

         8.8. Schedules. All Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         8.9. Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.10. No Benefit To Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

         8.11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by a telegram or by registered or certified mail, postage pre-paid, as follows:

         If to Purchaser, to:

                  Panax Pharmaceutical Company, Ltd.
                  425 Park Avenue, 27th Floor
                  New York, NY  10022
                  Attn:  President


         If to Stockholder or Company, to:

                  Leonard S. Jacob, M.D., Ph.D.
                  405 Caranel Circle
                  Penn Valley, PA 19072

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

         8.12. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8.13. Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by Purchaser and the Stockholder (subject to the following). Any provision of this Agreement can be waived, amended, supplemented or modified by agreement of Purchaser and the holders or former holders of a majority of the shares of Stock. Action by the holders or former holders of a majority of the shares of Stock pursuant to this Section 8.13 shall be binding for all purposes upon all of the Stockholders.


         IN WITNESS WHEREOF, the Purchaser, the Company and the Stockholder have executed this Agreement, all as of the day and year first above written.


                                  PANAX PHARMACEUTICAL COMPANY, LTD.


                                  By:
                                     ---------------------------------------
                                           Name:
                                           Title:


                                  SANGEN PHARMACEUTICAL COMPANY



                                  By:
                                     ---------------------------------------
                                           Name:
                                           Title:

                                  STOCKHOLDER:


                                  ------------------------------------------
                                  LEONARD S. JACOB

                                 SCHEDULE 2.6


Letter Agreement dated August 26,1997 between Sangen Pharmaceutical Company, Inc. and Allegheny University of the Health Sciences, including the documents referred to therein and attached thereto.

                                 SCHEDULE 2.8

Drs. Sanna Goyert and Jack Silver previously threatened litigation against Sangen regarding Dr. Goyert's alleged rights with respect to licensing certain technology. Purchaser has been provided with copies of the correspondence relating to this claim and threat. There has been no communication between Sangen or Dr. Jacob and either of Drs. Goyert or Silver since the first week in June, 1997.